UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2008

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19975 Victor Parkway, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  734-591-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) of Valassis Communications, Inc. furnished with the Securities and Exchange Commission amends and restates in full the Current Report on Form 8-K furnished on February 21, 2008, which was inadvertently furnished.

Item 2.02	Results of Operations and Financial Condition

On February 21, 2008, Valassis issued a press release (the “Press Release”) announcing results for the quarter ended and year ended December 31, 2007. Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the Press Release.

The information in this Current Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release dated February 21, 2008

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.
(Registrant)

Dated: February 21, 2008

/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 21, 2008